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                                                                  Exhibit 10.1



                       NANOPHASE TECHNOLOGIES CORPORATION

                               STOCK OPTION PLAN


         Nanophase Technologies Corporation, an Illinois corporation (the "Company"), hereby establishes the Nanophase Technologies Corporation Stock Option Plan (the "Plan"), effective January 13, 1992 (the "Effective Date").

         1. PURPOSE. The purpose of the Plan is to advance the interests of the Company by encouraging and facilitating the acquisition of a larger personal financial interest in the Company by those employees and affiliates upon whose judgment and interest the Company is largely dependent for the successful conduct of its operation. It is anticipated that the acquisition of such a financial interest will stimulate the efforts of such employees and affiliates on behalf of the Company and strengthen their desire to continue in the service of the Company. It is also anticipated that the opportunity to obtain such a financial interest will prove attractive to promising new executive talent and will assist the Company in attracting such individuals.

         2. SCOPE OF THE PLAN. An aggregate of 200,000 shares of the Company's authorized but unissued shares of common stock, no par value ("Stock"), are hereby made available and shall be reserved for issuance under this Plan. The aggregate number of shares of Stock available under this Plan shall be subject to adjustment on the occurrence of any of the events and in the manner set forth in Article 10 hereof. If an option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares of Stock subject thereto shall (unless the Plan shall have terminated) become available for grants of other options under the plan.

         3. ADMINISTRATION. The Board of Directors of the Company (the "Board") shall have the exclusive authority, in its discretion, but subject to the express provisions of the Plan: (a) to grant options, to determine the purchase price of the Stock covered by each option, the individuals to whom, and the time or times at which, options shall be granted, and the number of shares subject to options to be granted; (b) to cancel, with the consent of the holder, outstanding options and to grant new options in substitution therefor;
(c) to interpret the Plan; (d) to prescribe, amend and rescind rules and regulations relating to the Plan; (e) to determine the terms and provisions of the respective option agreements (which need not be identical) by which options shall be evidenced; (f) to make all other determinations deemed necessary or advisable for the administration of the Plan; (g) to require withholding from or payment by a Grantee of any federal, state or local taxes; and (h) to impose, for any Grantee, such additional conditions, restrictions and limitations upon exercise and retention of options as the Board shall deem appropriate.
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           Members of the Board shall not be prohibited from receiving or exercising option grants under the Plan to the extent that such Board members are otherwise eligible to participate in the Plan, except that no Board member shall participate in decisions related to options granted or to be granted to that Board member.

         4. ELIGIBILITY. Options may be granted to any (a) key employee employed by the Company, (b) director of the Company, (c) consultant or advisor to the Company, provided that bona fide services are rendered by such consultant or advisor and such services are not in connection with the offer and sale of securities in a capital-raising transaction, or (d) other employee of the Company as the Board may from time to time designate. In selecting the individuals to whom options shall be granted, as well as in determining the number of options granted, the Board shall take into consideration such factors as it deems relevant in connection with accomplishing the purpose of the Plan. Subject to the provisions of Article 2 hereof, an individual who has been granted an option (called a "Grantee") may, if he or she is otherwise eligible, be granted an additional option or options if the Board shall so determine.

         5. OPTION PRICE. The purchase price of the Stock covered by each option (called the "Option Price") shall be determined by the Board, but shall not be less than the fair market value of the Stock as determined by the Board as of the date of issuance of each option. Such price shall be subject to adjustment as provided in Article 10 hereof.

         6. NO CONTRACT OF EMPLOYMENT IMPLIED. No obligation of the Company to continue the employment of any Grantee for any period of time shall be implied by the terms of this Plan or any option granted hereunder. Neither the establishment of, nor the awarding of options under, the Plan shall be construed to give any employee or Grantee the right to be retained in the service of the Company (or any of its subsidiaries) or to any benefits not specifically provided by the Plan, or in any manner modify the Company's right to modify, amend or terminate any of its pension or retirement plans.

         7. NON-TRANSFERABILITY OF OPTIONS. An option granted hereunder shall by its terms, not be transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee.

         8. TERMINATION OF SERVICE. An unexercised option shall terminate if the Grantee's employment with the Company (if the Grantee was an employee at the time the option was granted), or the Grantee's services to the Company (if the Grantee was a director of, or advisor or consultant to, the Company at the time the option was granted), shall be terminated for any reason, except that (and subject to the other provisions of this Article 8):

         (A) if Grantee's employment with the Company is terminated for any reason other than death, disability or misconduct, any unexercised options to the extent exercisable


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                                                  Adopted By The Board - 1/13/92




         on the date of termination may be exercised, in whole or in part, at any time within thirty (30) days from the date of such termination;

         (B) if Grantee's employment or provision of services is terminated by death of the Grantee, any unexercised options to the extent exercisable on the date of death may be exercised, in whole or in part, at any time within 90 days after the date of death by the Grantee's personal representative or by the person to whom the option is transferred by will or the applicable laws of descent and distribution; or

         (C) if the Grantee's employment or provision of services is terminated as a result of the permanent disability of the Grantee, any unexercised options to the extent exercisable at the date of such termination may be exercised, in whole or in part, at any time within 90 days after the date of such termination, provided that, if the Grantee dies after termination of employment as a result of permanent disability and before the expiration of the applicable exercise period, such options may be exercised by the deceased Grantee's personal representative, or by the person to whom the option is transferred by will or the applicable laws of descent and distribution, within 90 days of the Grantee's death.

         Employment, for purposes of this Article 8, shall mean full-time employment, except as the Board specifies to the contrary with respect to particular options, either at the time of grant or later.

         Misconduct, for purposes of this Article 8, shall include any act of dishonesty, fraud, embezzlement, breach of fiduciary duty to the Company, deliberate disregard of Company rules resulting in loss or damage to the Company, unauthorized disclosure of Company trade secrets or confidential information, inducing any customer of the Company to breach any contract with the Company, inducing any employee of the Company to leave its employ, or any other act constituting reasonable grounds for termination as determined by the Board in good faith.

         Permanent disability, for purposes of this Article 8, shall mean a mental or physical condition which renders a Grantee unable or incompetent to carry out the job responsibilities he or she held or tasks to which he or she was assigned at the time the disability was incurred.

         Any of the provisions of this Article 8 to the contrary notwithstanding, in no event shall any option be exercised after the earlier of ten (10) years from the Grant Date or the expiration date of an option as specified in the applicable Option Agreement.

         9. TIME OF GRANTING OPTIONS. The Grant Date under the Plan shall be the date on which such option shall be duly granted.





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                                                  Adopted By The Board - 1/13/92





         10. ADJUSTMENTS. Notwithstanding any other provision of the Plan, option agreements entered into hereunder shall contain such provisions as the Board shall determine for adjustment of the number and class of shares covered thereby, or of the option prices, or both, to reflect a stock dividend, stock split-up, share combination, recapitalization, merger, consolidation, acquisition of property or shares, separation, reorganization, liquidation or the like, of or by the Company. In any such event, the aggregate number and class of shares available under the Plan shall be appropriately adjusted.

         11. TERMINATION OF THE PLAN. The Plan shall terminate on December 31, 2001, and no grants shall be made after such date under this Plan, provided, however, that the Plan shall terminate at such earlier time as the Board may determine. Any termination, either partially or wholly, shall not affect any options then outstanding under the Plan.

         12. AMENDMENT OF THE PLAN. The Board may make such modifications of the Plan as it shall deem advisable. Once granted, no option may be amended without the written consent of the Grantee.

         13. LIQUIDATION. Upon the complete liquidation of the Company, any unexercised options granted under this Plan shall be deemed canceled, except as otherwise provided in Article 10 in connection with a merger, consolidation or reorganization of the Company.

         14. OPTION AGREEMENTS. The terms of the options shall be subject to an Option Agreement which shall be entered into by each Grantee and the Company and which shall contain such terms as the Board shall deem appropriate.

         15. TERM OF OPTIONS. The term of each option granted shall be for a period of no more than ten (10) years from the Grant Date, and shall be subject to earlier termination as herein provided.

         16. EXERCISE OF OPTIONS. Subject to the provisions of Article 8, each option shall be exercisable commencing on the date or dates set forth in the applicable option agreement between the Company and the Grantee, provided, however, that (a) no option may be exercised if in the opinion of counsel for the Company, the issuance or sale of Stock pursuant to such exercise shall not be lawful for any reason, and (b) each option agreement shall provide that all options granted thereunder shall be immediately exercisable upon the occurrence of any of the following events prior to the expiration or other termination of the option: (i) sale (other than a sale by the Company) of more than 80% of the voting power of the Company in a single transaction or a related series of transactions; or (ii) sale of substantially all of the assets of the Company; or (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation of the Company, as a result of which the persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not own securities immediately after the





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                                                  Adopted By The Board - 1/13/92




reorganization, merger or consolidation entitled to more than 80% of the voting power of the reorganized, merged or consolidated company. Voting power, as used in the preceding sentence, shall refer to those securities entitled to vote generally in the election of directors, and securities of the Company not entitled to vote but which are convertible into, or exercisable for, securities of the Company entitled to vote generally in the election of directors shall be counted as if converted or exercised, and each unit of voting securities shall be counted in proportion to the number of votes such unit is entitled to cast. Options shall be exercised by written notice of intent to exercise options as to a specific number of shares. The purchase price of any shares as to which options shall be exercised shall be paid in full at the time of the exercise in cash, except to the extent that the option agreement provides that such purchase price may be paid in shares of the common stock of the Company, valued at fair market value (as defined in Article 5). In the event that the option agreement provides for such payment in shares, payment of the purchase price may not be made by pyramiding (i.e., the process of paying option exercise price with shares simultaneously acquired by option exercise) except to the extent provided by the option agreement. To the extent provided in the option agreement, a Grantee may be permitted to pay all or part of the Option Price by execution of a promissory note payable to the Company with personal recourse against the Grantee at such time and with such terms, including a reasonable rate of interest, as the option agreement may specify.

         17. SUBSTITUTED OPTIONS. In the event the Board cancels, with the consent of a Grantee, any option granted under this Plan, and a new option is substituted therefor, the Grant Date of the canceled option shall be the date used to determine the earliest date for exercising the new substituted option under Article 16 so that the Grantee may exercise the substituted option at the same time as if the Grantee had held the substituted option since the Grant Date of the canceled option.

         18. FUNDING. Benefits payable under the Plan to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for payment of benefits under the Plan.

         19. STOCKHOLDER RIGHTS. A Grantee shall not, by reason of any options granted hereunder, have any right of a stockholder of the Company with respect to the shares covered by his or her options until shares of Stock have been issued to him or her.

         20. CONTROLLING LAW. The Plan shall be governed by the laws of the State of Illinois applicable to contracts made in Illinois between Illinois residents.

1CJ6.2 1099.01





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